CONSULTING AGREEMENT
                AND
        OPTION AND REGISTRATION RIGHTS AGREEMENT
    AGREEMENT,  dated October 6, 1994, by and between RONNIE  WOHL and LADENBURG THALMANN & CO., INC. (the "Holder") and AUTOMOBILE PROTECTION CORPORATION - APCO (the "Company").
    WHEREAS,  the Company seeks to obtain the services  of  Holder as a financial consultant.
NOW, THEREFORE, the parties hereto agree as follows:
     1.  The  Holder  will act as financial consultant   to  the
Company on a non-exclusive basis for the period October 6, 1994 to October 7, 1995. Holder shall devote such time as it determines in its sole discretion to the provision of consulting services as requested by the Company, such services to include, but not be limited to, general investor relations, introducing the Company to potential market makers, investment strategies in respect of the Company's capital and corporate acquisition strategies.
    2.   In consideration of acting as financial consultant, the
Company hereby grants to the Holder the right to purchase up to 50,000 shares of the Common Stock, $0.001 par value (the Common Stock) , of the Company as follows:
    (a)  The Holder has the right to purchase up to 50,000  shares of Common Stock at a purchase price per share of $2.25 at any time from the date of this agreement until February 15, 1997.
    (b)  Upon  the  close of business on February  15,  1997,  the rights embodied herein to purchase Common Stock shall expire and the Holder will have no further right to purchase such Common Stock after the expiration date. If, on February 15, 1997, the Holder has not exercised any portion of this option then this Option shall expire and this agreement will be null and void.
         3. Payment of Exercise Price. The purchase price for the shares of Common Stock pursuant to which the Option is exercised, will be paid in full at the time of exercise in cash, unless otherwise agreed to in writing by the Company. Exercise of any option hereunder shall be by written notice to the Company at its principal place of business, specifying the number of shares of Common Stock being purchased and accompanied  by  payment of the purchase price and any  withholding  tax obligations  imposed  on the Company by reason of the  exercise  of  the
option.   In the event that the tax obligation,  if any,  is  not  paid, the Company will be permitted to treat as payment of any withholding tax amount due, the exercise of that number of whole shares of Common Stock equal to the amount of the tax due divided by the fair market value of the Common Stock as of the date the option is exercised, and the Company will be permitted to deduct such number of shares of Common Stock from
the total  number  being  exercised.    Certificates representing  the
shares as to which the option shall have been exercised shall be registered in the name of the person exercising the option.
        4.  Rights of Stockholder.  The Holder shall not have any of the rights of a stockholder with respect to the Common Stock covered by the option until the date of the issuance of a stock certificate for shares of Common Stock purchased hereunder.
        5. Transferability. Unless consented to in writing by the Company, which consent shall not be unreasonably withheld, this option and the rights conferred may not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Option or any right conferred hereby, or upon the levy of any attachment or similar process on the rights conferred hereby, without the written consent of the Company, this option and the rights conferred hereby shall immediately become null and void. Before the Company consents to any transfer, assignment, pledge or hypothecation of this option, the transferee., assignee or pledgee of the option shall agree to be bound by the terms of this option and deliver such other certificates and agreements as the Company reasonably requests. Notwithstanding the foregoing, the option may be transferred to the then current officers, directors and shareholders of the Holder (the
"Permitted Transferees") , provided such Permitted Transferees agree to be bound by the terms of this option and deliver such certificates and agreements as the Company reasonably requests.
        6.  Restricted Nature of Securities.  This option and the
shares of Common Stock receivable on the exercise of the option are not
registered under the Securities Act of  1933, as amended (the "Act")    .
As a condition to the sale of Common Stock on the exercise of the option, the person exercising such option may be required by the Company to give it such documents, including such appropriate investment representations as may be required by Counsel for the Company and such additional agreements as the Counsel for the Company may determine, as a condition to the acceptance of the exercise of any Option hereunder.
    The Holder represents that it has received the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 1994. Holder represents that it is acquiring this option solely for its own account for the purpose of investment and not with a view to or for resale in connection with any distribution thereof, except in compliance with the Act, any applicable state securities laws and the rules and regulations
thereunder.   Holder  represents that its knowledge  and  experience  in financial and business matters is such that it is capable of evaluating an investment in the option and that its financial condition is such that it can bear the economic risks of acquiring and holding this option.
            7. Sales under Securities Act. Anything in this Agreement to the contrary notwithstanding, the Holder hereby agrees that it shall not sell, transfer by any means or otherwise dispose of the option or the Common Stock acquired by Holder upon exercise of the option hereunder without registration under the Act, or in the event that they are not so registered, unless (a) an exemption from the Act is available thereunder, and (b) the Holder has furnished the company with notice of such proposed transfer, and the Counsel for the Company, in its reasonable opinion, shall deem such proposed transfer to be so exempt, or the Holder has furnished the Company with notice of such proposed transfer, together with an opinion of legal counsel reasonably satisfactory to the Counsel for the Company, that in such counsel's opinion such proposed transfer shall be so exempt.
            8.  Stop Transfer: Legend.
    (a)  The Company may place stop transfer orders with its
transfer agent against the transfer of the shares of Common Stock issuable under the option hereof in the absence of registration under the Act or an exemption therefrom provided herein.
    (b)  The certificates evidencing shares of Common Stock to be issued upon the exercise of the option may bear the following legends:
            "The shares represented by this certificate have been
acquired for investment and have not been registered under the
Securities Act of 1933, as amended. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."
                "The shares represented by this certificate have been
acquired pursuant to an option agreement dated October 6, 1994, a copy of which is on file with  the  Company,  and may not be transferred, pledged or disposed or exempt in accordance with the terms and conditions thereof."
            9.  Adjustment to Number of Securities.
            (a) If the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of stock or securities of the Company or stock of a different par value or without par value, through reorganization, recapitalization, reclassifi-cation, stock dividend, stock split,
amendment to the Company's    Certificate of Incorporation or  reverse
stock split, an appropriate and proportionate adjustment shall be made in the maximum number and/or kind of securities allocated to this option, without change in the aggregate purchase price applicable to the unexercised portion of the outstanding option.
            (b) Upon the effective date of the dissolution or liquidation of the Company, or of a reorganization, merger or consolidation of the Company with one or more corporations in which the Company will not survive as an independent, publicly owned corporation, or of a transfer of substantially all the property or more than eighty percent (80%) of the then outstanding shares of Common Stock of the Company to another corporation, this option shall terminate unless provision be made in writing in connection with such transaction for the assumption of the option granted, or the substitution for the option of a new option covering the shares of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of stock and prices in which event the new option substituted therefor, shall continue in the manner and under the terms so provided.
    (c)  Adjustments under this paragraph shall be made by the
Board of Directors, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of Common Stock shall be issued under the Plan or any such adjustment.
    10.  "Piggyback"  Registration.
    (a)  Basic Right.  If, at any time prior to February 15, 1997, the Company proposes to register for sale by it or for the account of others, any of its equity securities under the Act, other than in connection with a merger, acquisition or exchange offer, and other than an offering on Form S-8 or any successor form on which the Holder's securities may be registered, and provided further that any person to which the Company has granted or may in the future grant a registration right does not object in writing to the exercise of the Holder's registration rights hereunder in connection with any registration rights of theirs, the Company shall at least fifteen (15) days prior to the filing of such registration statement with the Securities and Exchange Commission (the "Commission") , give notice of its intention to do so to
the  Holder.    If the Holder notifies the Company within ten  (10)  days
after the giving of such notice by the Company of its desire to include any shares of Common Stock received on exercise of this option in such proposed registration statement (which notice must state the number of shares to be included and the proposed plan of disposition thereof), the
Company  shall, subject to the provisions of subparagraph   (b)   below,
include  the  shares of Common Stock designated by said Holder  in  such
registration statement.   The "piggyback" registration rights  described
herein shall be available for exercise by the Holder on two occasions only, and after the exercise thereof, the Company shall be under no further obligation to give to the Holder the notice described in this subparagraph (a) or to include any of the Holder's Common Stock received on exercise of this option in any subsequent registration statement pursuant to this subparagraph (a).
    (b) Withdrawal of Registration Statement.   Notwithstanding
the provisions of subparagraph (a)  above, the Company shall at all times have the absolute right to elect not to file any proposed registration statement, or to withdraw the same after the filing but
prior to the effective date thereof.    In addition, notwithstanding the
provisions of subparagraph  (a)  above,  the Company may exclude from such registration statement all or a portion of the shares of Common
Stock for which registration was requested by the Holder if, in the written opinion of the Company's managing underwriter, if any, the inclusion of all or a portion of such shares, when added to the securities being registered for sale by the Company, will exceed the maximum amount of the Company's securities which can be marketed (i) at a price reasonably related to their then current market value, or (ii) without otherwise materially and adversely affecting the entire offering. If less than all of the shares of Common Stock requested for inclusion in said registration statement are to be included pursuant to the foregoing provision, the shares of Common Stock which are included shall be allocated among the selling shareholders (other than the
Company) on a pro rata basis.
         11. Terms and Conditions Relating to Registration of Shares. Anything in paragraph 10 above contained to the contrary notwithstanding, the following terms and conditions shall apply to each registration of shares of Common Stock under the Act pursuant to the provisions of paragraph 10 above:
    (a)  Registration Not Required. The Company shall not be
required to register any shares of Common Stock under the Act if, in the written opinion of counsel for the Company, which shall be in form and substance reasonably satisfactory to the Holder of the relevant shares of Common Stock, said shares may be sold in the manner  set  forth  in the notice to the Company requesting registration without the need for compliance with the registration provisions of the Act.
    (b)  Amendment of Registration Statement.  The Company shall, as expeditiously as possible, prepare and file with the Commission such amendments and supplements to the registration statement (and to any prospectus included therein) as may be necessary to keep such registration statement effective until the sale of the shares of Common Stock so registered has been completed or until the expiration of a period of 90 days after the effective date of the registration statement, whichever is earlier.
    (c)  Prospectuses, etc.  The Company shall furnish to the
selling  Holder,   such  number  of  prospectuses,   preliminary
prospectuses and other documents as the selling Holder may reasonably request in order to facilitate the public sale of its shares of Common Stock.
    (d)  Expenses.  The Company shall pay all costs, fees and
expenses in connection with the registration of the shares of Common Stock, including, without limitation, the Company's legal and accounting fees, printing expenses, and blue sky fees and expenses; provided, however, that the Company shall not be required to pay any (i) fees and expenses of legal counsel for the Holder, (ii) transfer taxes, or
(iii)  underwriters'  or brokers'  fees, discounts or commissions.
    (e)  Blue Sky Laws.  The Company shall take all actions which may be required in order to qualify or register the shares of Common
Stock under the securities or blue sky laws of up to five states as are requested by the Holder; provided, however, that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.
    (f)  Indemnification.
        (i)  By the Company. The Company shall indemnify, to the
full extent permitted by law, the Holder, its directors and officers (if applicable) and each person, if any, who controls the Holder within the meaning of Section 15 of the Act, against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading, except insofar as the same are caused by or contained in any information with respect to the Holder furnished in writing to the
Company by the Holder expressly for use therein.
            (ii)   By   the  Holder.     In  connection  with   any
registration statement in which the Holder is participating, the Holder shall indemnify, to the full extent permitted by law, the Company, its directors and officers and each person who controls the Company (within the meaning of Section 15 of the Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact necessary to make the statements in the registration statement or prospectus or preliminary prospectus (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained  in  or caused by any information with respect to  the  Holder furnished  in  writing to the Company by the Holder  expressly  for  use therein.
                (iii)   Indemnification Procedures.  Any person  who  is
entitled to indemnification under this subparagraph 12(f) shall (i) give prompt written notice to the indemnifying party of any claim with
respect  to  which  it  seeks  indemnification  and  (ii)  permit   such
indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party shall not be subject to any liability for any settlement made without
its  consent.   No  indemnifying party shall consent  to  entry  of  any
judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of such claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.
        (iv)   Contribution.  If for any reason the indemni
fication provided for in the preceding subparagraph 10(f) (i) or 10(f)
(ii)  is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by the indemnified party as a result of such loss,  claim,  damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other
relevant equitable considerations.   The relative fault of the
indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
        (v)  Actions by Holder.  The Holder shall, at their cost
and expense., complete, execute and deliver all questionnaires, power of attorney, undertakings and other documents and instruments, and take all such other actions, as are from time to time reasonably requested by the Company.
        (vi) Use of Prospectus.   The Holder, upon receipt of
notice from the Company of the occurrence of an event which requires a post-effective amendment to the registration statement or a supplement to the prospectus included therein, shall promptly discontinue the sale of their shares of Common Stock until they have received copies of a supplemented or amended prospectus from the Company.
    12.  Miscellaneous Provisions.
    (a) Applicable Law. This Agreement shall be governed by the laws of the State of Georgia applicable to contracts made and to be wholly performed therein.
    (b) Amendment. This Agreement may only be amended by a written instrument executed by the Company and by the Holder.

    (c) Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.
    (d)  Execution in Counterparts.  This Agreement may be
executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.
    (e) Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed duly given when delivered by hand or mailed by registered or certified mail, postage prepaid, return receipt requested, as follows:
If to the Holder, to:   Ronnie Wohl and
                        Ladenburg Thalmann & Co., Inc.
                        540 Madison Ave
                        New York, NY 10022
If to Company, to:      Automobile Protection Corporation - APCO
                        15 Dunwoody Park Drive
                        Dunwoody, GA  30338
    (f)  Headings.   The headings contained herein are for the
sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.
        (g)  Severability.  Any provision of this Agreement which  is
held  by  a  court  of  competent  jurisdiction  to  be  prohibited   or
unenforceable   in   any   jurisdiction(s)  shall   be,   as   to   such
jurisdiction(s), ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.
(h) Gender.  Unless the context otherwise requires, all
personal pronouns used in this Agreement, whether in the masculine, feminine or neuter gender, shall include all other genders.
    IN WITNESS WHEREOF, this Agreement has been executed and
delivered by the parties hereto as of the date first above written.
    AUTOMOBILE PROTECTION CORPORATION - APCO
    By: /s/ Larry Dorfman
    Holders:
    RONNIE WOHL
    /s/ Ronnie Wohl
    LADENBURG THALMANN & CO., INC.

            /s/ Peter Graham